Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The components of (loss) income from continuing operations before provision for income taxes, determined by tax jurisdiction, are as follows:

	For the year ended December 31,
($ thousands)	2020	2019	2018
United Kingdom	(354,563)	35,401	195,629
United States	(776,396)	(301,307)	(363,507)
Italy	228,744	350,731	365,463
Other	54,508	43,182	(63,717)
	(847,707)	128,007	133,868

The provision for income taxes consists of:

	For the year ended December 31,
($ thousands)	2020	2019	2018
Current:
United Kingdom	(819)	1,803	3,579
United States	10,045	46,288	(12,028)
Italy	66,073	104,368	141,496
Other	30,866	49,329	45,942
	106,165	201,788	178,989
Deferred:
United Kingdom	(190)	(78)	(282)
United States	(61,791)	(68,789)	(20,900)
Italy	(876)	914	(3,517)
Other	(15,610)	(3,078)	(10,126)
	(78,467)	(71,031)	(34,825)
	27,698	130,757	144,164

Income taxes paid, net of refunds, were $89.0 million, $196.8 million, and $178.5 million in 2020, 2019, and 2018, respectively.
The Parent is a tax resident in the United Kingdom (the “U.K.”). A reconciliation of the provision for income taxes, with the amount computed by applying the U.K. statutory main corporation tax rates enacted in each of the Parent’s calendar year reporting periods to (loss) income from continuing operations before provision for income taxes is as follows:

	For the year ended December 31,
($ thousands)	2020	2019	2018
(Loss) income from continuing operations before provision for income taxes	(847,707)	128,007	133,868
United Kingdom statutory tax rate	19.00%	19.00%	19.00%
Statutory tax expense (benefit)	(161,064)	24,321	25,435

Change in valuation allowances	127,955	507	(13,723)
Non-deductible goodwill impairment	56,240	18,810	22,420
Base erosion and anti-abuse (“BEAT”) tax	12,926	31,340	13,769
Foreign tax expense, net of U.S. federal benefit	9,754	13,585	14,930
IRAP and state taxes	9,275	22,946	30,351
GILTI tax	2,517	4,575	11,079
Change in unrecognized tax benefits	1,295	6,637	9,166
Italian allowance for corporate equity	(3,841)	(2,380)	(3,328)
Foreign tax and statutory rate differential (1)	(13,988)	2,974	48,040
Tax Law Changes	(19,627)	—	—
Tax impact of Tax Act	—	—	(10,852)
Italian tax settlement	—	—	16,664
Non-taxable foreign exchange gain	—	(3,744)	(12,384)
Non-taxable gains on investments	—	(6,225)	—
Other	6,256	17,411	(7,403)
	27,698	130,757	144,164

Effective tax rate	(3.3)%	102.1%	107.7%
 (1) Includes the effects of foreign subsidiaries’ earnings taxed at rates other than the U.K. statutory rate

In 2020, our effective tax rate differed from the expected UK statutory rate of 19.00%, primarily due to increases in valuation allowances on deferred tax assets, the impact of the international provisions of the Tax Act (BEAT and GILTI), foreign rate differences, and a goodwill impairment with no associated tax benefit.

In 2019, our effective tax rate differed from the expected U.K. statutory rate of 19.00% primarily due to the impact of the international provisions of the Tax Act (BEAT and GILTI), foreign rate differences, and a goodwill impairment with no associated tax benefit.

In 2018, our effective tax rate differed from the expected U.K. statutory rate of 19.00% primarily due to the impact of the international provisions of the Tax Act (BEAT and GILTI), a goodwill impairment with no associated tax benefit, foreign rate differences, increases in uncertain tax positions, and the settlement of an Italian tax audit.

On March 27, 2020, the U.S. government enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) to provide certain relief as a result of the COVID-19 outbreak. Some of the key tax-related provisions of the CARES Act benefiting the Company include temporary five-year net operating loss carryback provisions, modifications to the 30% limitation on the deductibility of business interest, and payroll tax deferral.

In the quarter ended September 30, 2020, the U.S. Treasury Department issued final regulations regarding Global Intangible Low-Taxed Income (“GILTI”). The Company will elect the GILTI high tax exception as allowed by the final regulations and will amend its 2018 and 2019 income tax returns. The benefit of the GILTI high tax exception as well as the NOL carryback provisions provided in the CARES Act resulted in a tax benefit of $12.1 million.
The components of deferred tax assets and liabilities are as follows:

	December 31,
($ thousands)	2020	2019
Deferred tax assets:
Net operating losses	299,885	175,342
Section 163(j) interest limitation	154,925	93,522
Provisions not currently deductible for tax purposes	88,084	127,132
Lease liabilities	70,384	79,328
Jackpot timing differences	38,724	40,550
Depreciation and amortization	26,325	30,296
Inventory reserves	2,438	3,437
Other	47,377	44,459
Gross deferred tax assets	728,142	594,066
Valuation allowance	(284,088)	(156,133)
Deferred tax assets, net of valuation allowance	444,054	437,933

Deferred tax liabilities:
Acquired intangible assets	506,238	533,732
Depreciation and amortization	160,898	174,970
Lease right-of-use assets	65,015	74,201
Other	11,796	20,962
Total deferred tax liabilities	743,947	803,865
Net deferred income tax liability	(299,893)	(365,932)

Our net deferred income taxes are recorded in the consolidated balance sheets as follows:

	December 31,
($ thousands)	2020	2019
Deferred income taxes - non-current asset	33,117	27,108
Deferred income taxes - non-current liability	(333,010)	(393,040)
	(299,893)	(365,932)

Net Operating Loss Carryforwards

We have a $1.3 billion gross tax loss carryforward, of which $638.4 million relates to the U.K., $331.2 million relates to U.S. Federal, and $370.7 million relates to other foreign tax jurisdictions. Carryforwards in certain tax jurisdictions begin to expire in 2031, while others have an unlimited carryforward period. A valuation allowance has been provided on $929.5 million of the gross net operating loss carryforwards. Portions of the tax loss carryforwards are subject to annual limitations, including Section 382 of the U.S. Internal Revenue Code of 1986, as amended, for U.S. tax purposes, and similar provisions under other countries’ laws. In addition, as of December 31, 2020, we had U.S. state tax net operating loss carryforwards, resulting in a deferred tax asset (net of U.S. federal tax benefit) of approximately $18.3 million. U.S. state tax net operating loss carryforwards generally expire in the years 2021 through 2040.

Valuation Allowance

A reconciliation of the valuation allowance is as follows:

	December 31,
($ thousands)	2020	2019	2018
Balance at beginning of year	156,133	170,831	184,554
Expiration of tax attributes	—	(15,205)	—
Net charges to (income) expense	127,955	507	(13,723)
Balance at end of year	284,088	156,133	170,831
The valuation allowance primarily relates to U.K. and foreign net operating losses that are not more likely than not expected to be realized. In addition, we also recorded a partial valuation allowance of $57.9 million relating to our business interest expense limitation carryforward. In assessing the need for a valuation allowance, we considered both positive and negative evidence for each jurisdiction including past operating results, estimates of future taxable income, and the feasibility of tax planning strategies. When we change our determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to the provision for (benefit from) income taxes in the period in which such determination is made.

For the years ended December 31, 2020 and December 31, 2019, we recorded a net valuation increase (decrease) of $127.9 million and $(14.7) million, respectively.

Accounting for Uncertainty in Income Taxes

A reconciliation of the unrecognized tax benefits is as follows:

	December 31,
($ thousands)	2020	2019	2018
Balance at beginning of year	29,175	26,635	20,975
Additions to tax positions - current year	498	717	11,947
Additions to tax positions - prior years	335	2,358	16,973
Reductions to tax positions - prior years	(2,259)	—	(4,610)
Settlements	—	—	(17,238)
Lapses in statutes of limitations	(525)	(535)	(1,412)
Balance at end of year	27,224	29,175	26,635

At December 31, 2020, 2019, and 2018, $27.2 million, $29.2 million, and $26.6 million, respectively, of the unrecognized tax benefits, if recognized, would affect our effective tax rates.

We recognize interest expense and penalties related to income tax matters in the provision for income taxes. For 2020, 2019, and 2018, we recognized $(0.2) million, $4.7 million, and $0.7 million, respectively, in interest expense, penalties, and inflationary adjustments. At December 31, 2020, 2019, and 2018, the gross balance of accrued interest and penalties was $20.9 million, $21.2 million, and $16.4 million, respectively.

We file income tax returns in various jurisdictions of which the United Kingdom, United States, and Italy represent the major tax jurisdictions. All years prior to 2017 are closed with the Internal Revenue Service. As of December 31, 2020, we are subject to income tax audits in various tax jurisdictions globally, most significantly in Mexico and Italy.

Mexico Tax Audit

Based on a 2006 tax examination, the Company’s Mexican subsidiary, GTECH Mexico S.A. de C.V., was issued an income tax assessment of approximately Mexican peso (“MXN”) 425.0 million. The assessment relates to the denial of a deduction for cost of goods sold and the taxation of intercompany loan proceeds. The Company has unsuccessfully contested the two issues in the Mexican court system receiving unfavorable decisions by the Mexican Supreme Court in June 2017 and October 2019, respectively. As of December 31, 2020, based on the unfavorable decisions received, the Company has recorded a liability of MXN 478.5 million (approximately $24.0 million), which includes additional interest, penalties, and inflationary adjustments.

Italy Tax Audits

The Company’s Italian corporate income tax returns for the calendar years ended December 31, 2015 through December 31, 2019 are currently under examination. On October 19, 2020, the Italian tax authorities issued a final tax audit report for calendar year 2015 questioning the process the Company undertook to establish the interest rate on an intercompany debt agreement (“the 2015 loan”), between Lottomatica S.r.l. (the borrower) and its parent company, IGT PLC (the lender). Similar findings are expected for the 2015 loan for calendar years 2016 through 2019 as the intercompany debt remains outstanding and the Company applied the same interest rate. The Company expects that Lottomatica S.r.l will receive an assessment of taxes, interest, and potentially penalties sometime in the first half of calendar year 2021. The Company believes the interest rate applied to the intercompany debt was calculated on an arm’s length basis consistent with established transfer pricing policies and procedures. The Company is currently evaluating the options for responding to the October 19, 2020 tax audit report upon receipt of the tax assessment.

On December 21, 2017 and on March 29, 2018, the Italian Tax Authority issued a preliminary tax audit report for the 2014 and 2015 fiscal years, respectively. Both audit reports related to the reorganization of the Italian business and the merger of GTECH S.p.A. with and into the Parent effective from April 7, 2015, addressing (i) the non-deductibility of certain transaction costs, (ii) withholding taxes on bridge facility fees, and (iii) the redetermination of the taxable gains associated with the reorganization of the Italian business. The total income tax assessment for fiscal 2014 and fiscal 2015 was €13.2 million ($16.7 million), which has been settled and fully paid with the Italian Tax Authority as of December 31, 2018.